Exhibit 99.2
1 1 Harvest Natural Resources, Inc. IPAA Presentation New York April 12, 2011 Tested. Proven. Moving Forward

2 Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest's current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest's outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest's concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest's Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest's actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements. Harvest may use certain terms such as resource base, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2010 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC's website at www.sec.gov. Forward-Looking Statements

3 About Harvest Market Data Exchange/Ticker NYSE: HNR Market Capitalization * $ 509 MM Enterprise Value $ 542 MM Cash (12/31/2011) $ 59 MM Debt (12/31/2011) $ 92 MM Shares Outstanding 33.5 MM Institutional Ownership 76% * As of April 1st, 2011

4 2011 Outlook Harvest Value Created in Utah: Pay down debt Fund exploration /appraisal in Indonesia, Gabon and Oman Exposure to High Impact Exploration: Indonesia ongoing Gabon spud in April Oman late in the year Continue to explore Strategic Alternatives to unlock further value

5 5 Harvest Natural Resources, Inc. International Portfolio Tested. Proven. Moving Forward

6 Venezuela - Petrodelta ILM-8 South Monagas Unit (SMU): Uracoa, Tucupita, Bombal - New Fields: El Salto, Temblador, Isleno Block 5 32% Equity interest in Petrodelta Six fields, 9.1 billion barrels of oil-in-place Active Drilling Program Current production rate of 30,000 BOPD Successful Appraisal and Development Program ongoing in Temblador, Isleno and El Salto El Salto Block 5 extended Isleno: first horizontal well drilled and producing Investment program funded by Petrodelta cash flow Operations generating solid financial performance 2010 CFO of $192 million (gross) Total 2009 Dividend declared - $19.6 million net to Harvest

7 Petrodelta Production 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/9/2009 3/9/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 10/9/2009 11/9/2009 12/9/2009 1/9/2010 2/9/2010 3/9/2010 4/9/2010 5/9/2010 6/9/2010 7/9/2010 8/9/2010 9/9/2010 10/9/2010 11/9/2010 12/9/2010 1/9/2011 2/9/2011 3/9/2011 4/9/2011 5/9/2011 6/9/2011 7/9/2011 8/9/2011 9/9/2011 10/9/2011 11/9/2011 12/9/2011 22 21 20 21 21 20 19 20 22 26 26 28 31 27 26 24 23 23 24 22 21 21 23 22 21 22 20 20 20 20 19 19 19 18 18 18 16.92 16.56 16.58 14.86 14.15 15.02 14.73 14.66 13.9 13.36 13.08 12.97 14.3 12.40060714 12.20932258 11.27073333 12.47403226 13.83106667 14.33732258 14.85883871 15.06319355 15.3683871 14.414 14.93367742 14.78 14.61 14.31 15.62 15.26 14.93 13.802 15.819 13.95 12.13 12.22 12.57 12.62922581 12.42478571 15.5713871 13.289 13.823 13.354 12.893 12.48 12.24 11.92 11.36 12.55 12.445 13.501 1.299392857 1.190677419 0.929266667 1.025967742 1.268933333 1.442677419 1.64116129 1.436806452 1.831612903 1.986 2.466322581 2.63 4 7.11 6.48 7.79 6.06 6.065 5.638 7.99 11.83 11.76 10.07 9.345741935 7.440892857 7.838096774 7.56 7.683 8.125 11.026 11.96 11.73 12.36 14.87 15.82 16.132 15.476 0 0 0 0 0 0 0 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 Outlook 21.479 23.65129032 24 24 24 26 28 27.655 29.724 30.336 31.971 33.494 35.076 37.381 38.887 39.497 41.733 43.141 44.178 # of Drilling Rigs New Fields SMU Production Outlook March 2011 30 MBPD 2004 2005 2006 2007 2008 2009 2010 2011 Conversion Process 2011 Outlook 36,000 BOPD average full year 29,000 BOPD in Q1 2011 Capital Budget: $224 million Temblador and El Salto Infrastructure 2 rigs for development and appraisal wells 28 new oil wells

8 Petrodelta Margins WTI = $79.43 WTI = $79.43

9 Petrodelta Resource Base At December 31, 2010 Six fields with 9.1 billion barrels OOIP 50.0 million BOE net Proven, 171 million BOE net Probable and Possible 2010 Drilling Program at El Salto,Temblador and Isleno fields will continue to drive reserve additions Dec 2010 Reserve Report increases 2P oil and gas reserves 24% vs. Dec 2009 Ryder Scott reserve report @ 12/31/2010 WTI = $79.43/BBL, Venezuela oil price = $70.43/BBL (Net to Harvest Natural Resources) Net Resource Base* Proved Probable Possible Oil, MMBBL 41.7 51.0 111.6 Gas, BCF 50.0 15.4 32.4 Total, MMBOE 50.0 53.6 116.9 Proved 2P 3P Reserves (MMBOE) 50.3 103.6 220.6 After - Tax PV10 ($MM) $585 $1,102 $2,124 Per BOE $11.63 $10.64 $9.63 Enterprise Value/BOE(1) $6.58 $3.19 $1.50 Relative to December 2009: Oil Reserve Replacement: 305% Proven Oil reserves up 10% Probable Oil reserves up 46% 2P Oil Reserves up 27% * Net to HNR after 33.33% royalty. (1) Enterprise value adjusted to exclude the value of the Utah Asset Sale transaction

10 Isleno Field ILM 8 - Horizontal Well Tests 1,800 BOPD ILM-8 drilled in Feb 2011 confirms API and demonstrates productivity of horizontal vs vertical wells originally tested in 1950's ILM-8 Well Results Pilot hole and horizontal well drilled in Feb 2011 Identified free gas cap Oil Rate 1,800 BOPD compared to 93 to 144 BOPD from 50's vertical wells 15.5 API, no diluent required Uracoa Isleno North Isleno North is updip from Uracoa with a similar structure and the same formations ILM-1 1953 144 BOPD 15 API ILM-3 1958 93 BOPD 12.9 API A A' Uracoa Isleno North Isleno South ILM-8 2011 1,800 BOPD 15.5 API A A'

11 Isleno Plans Nearby Infrastructure at Uracoa Enables Rapid Development Existing Uracoa processing plants will enable rapid development of the Isleno Field Oil production from ILM-8 is currently being transported by trucks to UM-2 Engineering underway for a 7 km multiphase line to Uracoa Second phase to include extension of line to Isleno South and full development of the Isleno North Isleno tie-in to Uracoa Field UM-2 UM-1 Export Lines 7 km line Phase 1 Isleno North Isleno South Uracoa Phase 2

12 Indonesia Budong-Budong 884,000 acre PSC, Onshore West Sulawesi, Indonesia 64.4% interest Proven hydrocarbon system Thrust fold belt Several oil and gas surface seeps present 2011 Work Program 2 Exploration wells Independent thrust folded anticlines Stacked targets - potential reservoirs in Miocene and Eocene clastics 50-180 MMBBL each Additional multiple leads and prospects identified Exposure to significant resource potential Contingent appraisal/exploration well activity in second half of 2011 2011 Well Locations Lariang Karama LG-1 KD-1

LG Well Status

- **Operations**
  - Spud 6th Jan 2011
  - P&A 6th April 2011
  - TD 5,311 feet - Miocene
  - Planned TD 7,200 feet not reached due to high pressures and well control issues
  - Drilling operations took longer than anticipated due to:
    - Mechanical failures on the rig and service equipment
    - Casing integrity problems
    - Higher pore pressures than expected
- **Well Results**
  - Primary Eocene Target – not reached
  - Secondary Miocene Target
    - Encountered multiple oil & gas shows
    - Thicker Miocene section
    - Significant overpressure encountered
  - Confirmed presence of hydrocarbons
  - Confirmed trap effectiveness
  - De-risked exploration play

LG-1 Gas Flare



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14 LG-1 Well Results LG-1 9 5/8" csg 7" csg 13 3/8" csg

15 Second Budong Exploration Well: Karama KD-1 Prospect KD-1 to spud in May 2011 Eocene thrust play with stacked targets: Primary Target: Eocene Good seismic response in Eocene and good amplitudes at Intra-Eocene level Close proximity to source rock kitchen Top Eocene Prospect Intra-Eocene1 Prospect Intra-Eocene2 Prospect Intra-Eocene3 Prospect Lumu River KD-1 Drilling Location

16 KD-1 Risk & Resource Exposure Unrisked Prospective Resources (MMBBL) Unrisked Prospective Resources (MMBBL) Unrisked Prospective Resources (MMBBL) Mean P10 P90 Eocene (Primary Target) 118 219 37 Intra-Eocene 1 52 93 16 Intra-Eocene 2 180 330 62 Intra Eocene 1 Top Eocene Intra Eocene 2 KD-1 Top Eocene KD-1 Intra-Eocene 1 KD-1 Intra-Eocene 2 KD-1

17 Gabon - Dussafu 680,000 acre PSC, Offshore Gabon 66.667% operated interest Proven hydrocarbon system Existing discoveries on license area Prospectivity identified at multiple levels Post-Salt Pre-Salt Gamba Pre-Salt Syn-Rift 2011 Work Program Exploration drilling: Currently preparing for Pre-Salt exploration well scheduled to spud by the end of Q2 2011 Well to test stacked Pre-Salt Gamba and Dentale clastic reservoir targets Additional multiple prospects identified 2011 Ruche Prospect Gabon 3D Seismic

18 RUCHE-1 Dussafu - Exploration Plays Post Salt Madiela carbonate & clastics Pre-Salt Gamba sands Late Syn-rift plays - Dentale sands Early Syn-rift - M'Bya, Lucina & Basal sands Multiple plays in a proven hydrocarbon system Production established in adjacent Blocks from multiple plays Modern technology utilised to resolve imaging issues to unlock potential

19 Pre-salt play with stacked targets Primary Target: Gamba Secondary Target: Dentale 4-way dip closure, new improved imaging has helped unlock the potential of these proven plays Gamba Depth Structure Map Ruche Marine - A Dussafu Well: Ruche Marine-A Ruche Marine-A NE SW Gamba Dentale

20 Ruche Risk & Resource Exposure Gamba Middle Dentale Upper Dentale Upper Dentale Middle Dentale Ruche Marine-A Gamba Unrisked Prospective Resources (MMBBL) Unrisked Prospective Resources (MMBBL) Unrisked Prospective Resources (MMBBL) Mean P10 P90 Gamba (Primary Target) 26 48 8 Upper Dentale 26 55 5 Middle Dentale 25 53 5 Lower Dentale 13 28 2

21 956,000 acre EPSA, Onshore Oman 100% operated interest subject to 20% back in by Oman Oil Large Deep Paleozoic gas and condensate play in Ghaba Basin beneath shallow oil fields on production since 1975 Proximal to infrastructure for domestic and LNG markets with off-take guaranteed by the Omani government 2011 Work Program Interpretation of reprocessed PSDM 3D seismic Prospect definition Well planning 2011 budget: $2 million pre spud Drilling 4th Quarter 2011 Offset by Barik, Saih Rawl and Saih Nihayda gas condensate fields containing gas and condensate reserves in excess of 18 TCF and 0.5 billion barrels respectively Oman - Al Ghubar/Qarn Alam

22 China - WAB - 21 6.2 million acres, Offshore South China Sea 100% operated interest (CNOOC has 51% back in) Oil and Gas discoveries being developed and produced in adjacent acreage All elements of proven petroleum system to the West are present in WAB-21 Subject to territorial dispute between China and Vietnam

23 23 Harvest Natural Resources, Inc. US Portfolio Tested. Proven. Moving Forward

24 Antelope Sale Transaction Definitive sale agreement signed with affiliated Newfield Exploration Company Effective Date: March 01, 2011 Gross Proceeds: $215 MM Estimated Net Proceeds: $205 MM Acreage Sold: 47,600 net acres in the Uinta Basin, Utah Estimated Closing Date: May 2011

Project start: 2008 Location: Uinta Basin, Utah, USA Targets: Shallow Green River Oil, Green River/Wasatch Oil, deep tight Mesaverde Gas Return on Investment: 138% Net Sale proceeds per share: $6.12 Project Cycle Time: 3 years Project Timeline: 25 Antelope Project Reaping the Harvest 2010 2009 2008 Lease Position Acquired Bar F spuds Mon. Butte drilling starts Bar F oil discovery Proved up resource 2011 Sold for $215 MM

26 2011 Program

Share Price (04/01/2011) NPV10 Per Share @ $50/BBL WTI NPV10 Per Share @ $70/BBL WTI NPV10 Per Share @ $100/BBL WTI Share Price (04/01/11) 15.19 Cash - - - Antelope Sale Value 6.12 6.12 6.12 Petrodelta 1P 9.08 15.24 18.71 Petrodelta 2P 7.48 13.39 16.62 Petrodelta 3P 15.45 26.58 32.7 Exploration Upside 20 20 20 27 Share Price Relative to Value Further near-term exploration in Indonesia, Gabon and Oman $59 million cash @ 12/31/10 $205 million in cash proceeds from the Antelope sale will fund exploration Venezuela Petrodelta running rigs, growing production and reserves, reducing costs $192 million gross CFO in 2010 $19.6 million cash dividend declared in 2010 to Harvest Value Drivers EXPLORATION UPSIDE PD POSSIBLE PD PROVEN PD PROBABLE ANTELOPE (1) (1) Antelope value based on expected net after tax sale proceeds

28 Capital Structure Aligned with Strategy 12/31/2010 12/31/2009 12/31/2008 ASSETS: Cash $58.7 $32.3 $97.2 Restricted cash 0.0 0.0 0.0 Other current assets 16.6 22.2 22.6 Investment in equity affiliate 287.9 234.0 218.9 PPE, net 125.0 60.3 23.6 Total assets 488.2 348.8 362.3 LIABILITIES & S/H EQUITY: LIABILITIES & S/H EQUITY: Current liabilities 27.7 16.8 39.5 Short-term debt 0.0 0.0 0.0 Long-term debt 81.2 0.0 0.0 Retirement Obligations Minority interest 0.7 70.1 0.0 57.4 - 49.6 Stockholders' equity 306.8 274.6 273.2 Total liabilities & S/H equity $488.2 $348.8 $362.3 Balance Sheet cash and cash dividends from expanding Petrodelta operations historically have been reinvested in high- impact exploration projects in U.S. and Worldwide $MM $205 million in net proceeds from the sale of the Utah assets expected in May 2011

Why Invest In Harvest?

- **Demonstrated ability to generate value through exploration**
- **2011 exposure to high-potential exploration prospects in Indonesia, Gabon and Oman**
- **Strong Balance Sheet and Organization**
- **Significant Valuation Gap**
  - Current EV equates the expected Antelope Net proceeds and the PV35 of Petrodelta's 2P alone, using a Petrodelta Oil price of $70.43/BBL
  - Petrodelta CFO funding strong growth in production
  - Significant weight towards oil relative to our peers
  - Near term exploration catalysts
- **Commitment to Long Term Shareholder Value**
  - Commitment to close the Gap through the Strategic Alternatives Process

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30 Delivering Value to Shareholders 1 August 31, 2009 Reserve Report on El Salto 2 BAR F oil test preliminary results 3 Strategic Alternatives Announcement 4 Reserve Update and Antelope Sale Announcements